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                                                                   EXHIBIT 99.01



                                November 12, 2004


Transmeta Corporation
3990 Freedom Circle
Santa Clara, California 95054

Ladies and Gentlemen:

         At your request, we have examined the Registration Statement (the "REGISTRATION STATEMENT") on Form S-3 to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), by Transmeta Corporation, a Delaware corporation (the "COMPANY"), with the Securities and Exchange Commission (the "COMMISSION") on or about November 12, 2004, in connection with the registration under the Securities Act of shares of Common Stock, par value $0.0001 per share (the "COMMON STOCK"), having a maximum aggregate public offering price of up to $16,624,999.50 (or the equivalent in one or more foreign currencies). The Registration Statement relates to the registration statement on Form S-3 (Registration No. 333-107113) (the "PRIOR REGISTRATION STATEMENT") filed by the Company with the Commission on July 24, 2003, as amended. The Common Stock may be sold from time to time by the Company as set forth in the Registration Statement, the Prior Registration Statement, the prospectus contained in the Prior Registration Statement (the "PROSPECTUS") and the supplements to the Prospectus (the "PROSPECTUS SUPPLEMENTS").

         In rendering this opinion, we have examined the following:

                  (1) a copy of the Company's Second Amended and Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on November 13, 2000;

                  (2) the Restated Bylaws of the Company, as adopted on September 11, 2000;

                  (3) the Registration Statement, together with the exhibits filed as a part thereof;

                  (4) the Prior Registration Statement;

                  (5) the Prospectus;

                  (6) the resolutions of the Company's Board of Directors (the "BOARD") adopted at meetings on July 15, 2003, October 19, 2004 and November 11, 2004, approving the filing of the Registration Statement and the sale and issuance of up to $16,624,999.50 of the Common Stock;

                  (7) the form of certificate of Common Stock;

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                  (8) a statement from the Company as of November 12, 2004 as to the number of (i) outstanding shares of capital stock, (ii) issued and outstanding options, warrants and rights to purchase capital stock, and (iii) any additional shares of capital stock reserved for future issuance in connection with the Company's stock option and stock purchase plans and all other plans, agreements or rights, and that no additional shares of capital stock have been issued or reserved for issuance since November 12, 2004 that would cause the issued and reserved capital stock of the Company to exceed the authorized number of shares of the Company's capital stock;

                  (9) a statement from the Company's transfer agent as to the number of issued and outstanding shares of Common Stock as of November 12, 2004; and

                  (10) a Management Certificate addressed to us and dated of even date herewith executed by the Company with respect to certain factual matters.

         In our examination of documents for purposes of this opinion, we have assumed, and express no opinion as to, the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to originals and completeness of all documents submitted to us as copies, the legal capacity of all persons or entities executing the same, the lack of any undisclosed termination, modification, waiver or amendment to any documents reviewed by us, and the due authorization, execution and delivery of all documents where authorization, due execution and delivery are prerequisites to the effectiveness thereof. We have also assumed that certificates or instruments representing the Common Stock will have been properly signed by authorized officers of the Company or their agents.

         As to matters of fact relevant to this opinion, we have relied solely upon our examination of the documents referred to above and have assumed the current accuracy and completeness of the information included in the documents referred to above and the representations and warranties made by representatives of the Company to us, including but not limited to those set forth in the Management Certificate. We have made no independent investigation or other attempt to verify the accuracy of any of such information or to determine the existence or nonexistence of any other factual matters; however, we are not aware of any facts that would cause us to believe that the opinions expressed herein are not accurate.

         We are admitted to practice law in the state of California, and this opinion is rendered only with respect to, and no opinion is expressed herein concerning the application or effect of the laws of any jurisdiction other than,
(i) the existing laws of the United States of America, (ii) the existing laws of the state of California, and (iii) the Delaware General Corporation Law, the Delaware Constitution and reported judicial decisions interpreting these laws.

         In connection with our opinion expressed below, we have assumed that, at or prior to the time of the delivery of the Common Stock, the Registration Statement will have been declared effective under the Securities Act of 1933, as amended, that the registration will apply to the Common Stock and will not have been modified or rescinded and that there will not have occurred any change in law affecting the validity or enforceability of the Common Stock. We have also assumed that the terms of any Common Stock to be established subsequent to the date hereof, the issuance and delivery of such Common Stock and the compliance by the Company with the terms of such Common Stock will not violate any applicable law (including, without



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limitation, any law relating to usury) or result in a violation of any provision of any restriction imposed by any court or governmental body having jurisdiction over the Company.

         The Company has informed us that the Company intends to issue the Common Stock from time to time on a delayed or continuous basis. This opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof. We are basing this opinion on our understanding that, prior to issuing any of the Common Stock, the Company will advise us in writing of the terms thereof and other information material thereto, will afford us an opportunity to review the operative documents pursuant to which such Common Stock are to be issued (including the Registration Statement, the Prior Registration Statement, the Prospectus and the applicable supplement to the Prospectus, as then in effect) and will file such supplement or amendment to this opinion (if any) as we may reasonably consider necessary or appropriate with respect to such Common Stock. However, we undertake no responsibility to monitor the Company's future compliance with applicable laws, rules or regulations of the Commission or other governmental body. In particular, we assume that the Company will obtain the requisite approval of its stockholders if required by the laws of the states of California, Delaware or New York, or if necessary because the Company does not have a sufficient number of authorized but unissued and unreserved shares of Common Stock and/or Preferred Stock at the time of each issuance of Common Stock. We also assume the Company will timely file any and all supplements to the Registration Statement and Prospectus as are necessary to comply with applicable laws in effect from time to time.

         Based upon the foregoing, we are of the opinion that:

         When (i) the issuance of the shares of Common Stock has been duly authorized by appropriate corporate action of the Company (including, if required, its stockholders) and (ii) such shares of Common Stock have been issued and the certificates representing shares of Common Stock have been duly executed by the Company, countersigned, registered, sold and delivered (A) in the manner and for the consideration approved by the Board and, if required, the stockholders (which consideration is not less than the par value of the Common Stock) and as stated in the Registration Statement, the Prospectus and any Prospectus Supplement relating thereto (as amended as of the date of such issuance, sale and delivery) and the applicable definitive purchase, underwriting or similar agreement, and (B) if upon conversion or exercise of any other Common Stock, in accordance with the terms of such Common Stock or the instrument governing such Common Stock providing for such conversion or exercise as approved by the Board and for the consideration approved by the Board and provided for in the terms of such Common Stock (which consideration is not less than the par value of the Common Stock), then the shares of Common Stock will be validly issued, fully paid and non-assessable.

         We consent to the use of this opinion as an exhibit to the Registration Statement and further consent to all references to us, if any, in the Registration Statement, the Prospectus constituting a part thereof and, provided that the conditions set forth in this letter are satisfied, any amendments or supplements thereto. In giving this consent we do not thereby admit that we come within the category of persons whose consent is required by the Securities Act or by the rules and regulations promulgated thereunder.

         This opinion is intended solely for use in connection with the issuance and sale of Common Stock subject to the Registration Statement and is not to be relied upon for any other



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purpose. This opinion speaks as of the date first above written, and we assume no obligation to advise you of any fact, circumstance, event or change in the law or the facts that may hereafter be brought to our attention whether or not such occurrence would affect or modify the opinions expressed herein.


                            [SIGNATURE PAGE FOLLOWS.]



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                                           Very truly yours,

                                           FENWICK & WEST LLP



                                           By: /s/ Mark Leahy
                                               --------------------------------
                                               Mark Leahy, a Partner



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